UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: June 18, 2007

CHINA EXPERT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30644	98-0348086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2611-13, Great Eagle Centre 23 Harbour Road Wanchai, Hong Kong
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 852-2802-1555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On June 18, 2007, the Company’s wholly-owned subsidiary entered into two new contracts, as described below.

(1) Longyan City Information Contract

On June 18, 2007, the Company’s wholly-owned subsidiary, Expert Network (Shenzhen) Company Limited (“Expert Network”), entered into a contract (the “Longyan Contract”) with Longyan City Information Construction Management Center, a Chinese corporation (“Longyan ICMC”) to construct an e-government system for the Longyan City Government, located in the Fujian Province, China. Pursuant to the Longyan Contract, the Company has been engaged to provide services for the design and implementation of the following systems:

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Hardware Platform Integration

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Security Platform

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Application Platform

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Portal Website

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Unified Administration Approval System

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Coordinated Office System

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Geographical Information System

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Emergency Commanding System

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Auxiliary Decision System

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Social Medical Security Information System

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Smart Card System

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Information Database

•

E-Commerce System

Under the terms of the Longyan Contract, the project is scheduled to commence in November 2007, and is expected to be completed by November 2010. Total fees payable to the Company for all phases of the Longyan Contract are RMB252,517,500 or approximately US $33,122,262.  The net contract sum, after excluding hardware purchases to be made on behalf of the customer and PRC business tax, is RMB226,875,904, or approximately US $29,758,900.

Other than the Longyan Contract, there is no material relationship between the Company or its affiliates and Longyan ICMC.

Consultant Contract with Fujian Internet Consultants Limited – Longyan Contract

On June 17 2007, Expert Network entered into a Consultant Contract (“Longyan Consultant Contract”) for Project Promotion with Fujian Internet Consultants Limited, which is attached as Exhibit 10.63, pursuant to which it agreed to pay a consultant fee equal to 5% of the total contract amount of the Longyan Contract (exclusive of the Hardware Platform to be purchased on behalf of the project owner) for project consultant services provided by Fujian Internet Consultants Limited.  The fee is payable within 10 business days after signing of the Longyan Contract, and is payable in common stock of the Company valued at a price equal to the average of the daily market closing price of the Company’s common stock for the 10 trading days before the signing of the Longyan Contract.  In accordance with the terms of the Longyan Consultant Contract, the Company will issue a total of 252,105 shares, valued at $6.22 per share, in payment of the consultant fee.

Other than the Longyan Consultant Contract, there is no material relationship between the Company or its affiliates and Fujian Internet Consultants Limited.

(2)  Zhangping County Contract

Also on June 18, 2007, Expert Network entered into a contract (the “Zhangping Contract”) with Zhangping County Electronic Government Management Center, a Chinese corporation (“Zhangping EGMC”) to construct an e-government system for the Zhangping County Government, located in the Fujian Province, China. Pursuant to the Zhangping Contract, the Company has been engaged to provide services for the design and implementation of the following systems:

•

Hardware Platform Integration

•

Security Platform

•

Application Platform

•

Unified Administration Approval System

•

Portal Website

•

Coordinated Office System

•

Calling Center

•

Geographical Information System

•

Information Database

•

Emergency Commanding System

•

Auxiliary Decision System

•

Finance Monitoring System

•

Social Medical Security Information System

Under the terms of the Zhangping Contract, the project is scheduled to commence in November 2007, and is expected to be completed within 30 months.  Total fees payable to the Company for all phases of the Zhangping Contract are RMB188,498,000 or approximately US $24,724,940.  The net contract sum, after excluding hardware purchases to be made on behalf of customer and PRC business tax, is RMB156,162,366, or approximately US$20,483,534.

Other than the Zhangping Contract, there is no material relationship between the Company or its affiliates and Zhangping EGMC.

Consultant Contract with Fujian Internet Consultants Limited – Zhangping Contract

On June 17 2007, Expert Network entered into a Consultant Contract (“Zhangping Consultant Contract”) for Project Promotion with Fujian Internet Consultants Limited, which is attached as Exhibit 10.65, pursuant to which it agreed to pay a consultant fee equal to 5% of the total contract amount of the Zhangping Contract (exclusive of the Hardware Platform to be purchased on behalf of the project owner) for project consultant services provided by Fujian Internet Consultants Limited.  The fee is payable within 10 business days after signing of the Zhangping Contract, and is payable in common stock of the Company valued at a price equal to the average of the daily market closing price of the Company’s common stock for the 10 trading days before the signing of the Zhangping Contract.  In accordance with the terms of the Zhangping Consultant Contract, the Company will issue a total of 173,528 shares, valued at $6.22 per share, in payment of the consultant fee.

Other than the Zhangping Consultant Contract, there is no material relationship between the Company or its affiliates and Fujian Internet Consultants Limited.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)

The following exhibits are filed herewith:

10.62

Main Contract, dated as of June 18, 2007, by and between Expert Network (Shenzhen) Company Limited and Longyan City Information Construction Management Center

10.63

Consultant Contract for Project Promotion, dated as of June 17, 2007, by and between Expert Network (Shenzhen) Company Limited and Fujian Internet Consultants Limited

10.64

Main Contract, dated as of June 18, 2007, by and between Expert Network (Shenzhen) Company Limited and Zhangping County Electronic Government Management Center

10.65

Consultant Contract for Project Promotion, dated as of June 17, 2007, by and between Expert Network (Shenzhen) Company Limited and Fujian Internet Consultants Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EXPERT TECHNOLOGY, INC.

By: /s/ Fu Wan Chung, Simon

Chief Financial Officer and Director

Date: June 28, 2007